PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“B SERIES”)
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated October 10, 2023
to Prospectus dated May 1, 2023
This Supplement should be read in conjunction with the current Prospectus ("Prospectus") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement contains information about a change to the variable investment options available in your Annuity.
Portfolio Mergers
Effective on or about December 11, 2023 (the “Effective Date”), the following Target Portfolios will be merged into the following Acquiring Portfolios, as noted below. Upon completion of the mergers, all references to the Target Portfolios in the Prospectus will be deleted.

Target Portfolios	Acquiring Portfolios
PSF PGIM Jennison Focused Blend Portfolio – Class III	PSF PGIM Jennison Blend Portfolio – Class III
BlackRock Capital Appreciation V.I. Fund – Class III	BlackRock Large Cap Growth Equity V.I. Fund – Class III (formerly BlackRock Large Cap Focus Growth V.I. Fund – Class III)
For each of the mergers listed above, on the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in each of the Target Portfolios will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract for a period of 60 days prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

Portfolio Name Change

Effective upon the closing of the BlackRock merger, BlackRock Large Cap Focus Growth V.I. Fund will change its name to BlackRock Large Cap Growth Equity V.I. Fund.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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